SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 27, 2000
(Date of earliest event reported)

Commission File No. 333-45578



                    Wells Fargo Asset Securities Corporation
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                Delaware                                 52-1972128
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        (State of Incorporation)            (I.R.S. Employer Identification No.)



7485 New Horizon Way, Frederick, Maryland                         21703
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      Address of principal executive offices                   (Zip Code)



                                 (301) 846-8881
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               Registrant's Telephone Number, including area code




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              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.     Other Events
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            On October 27, 2000, Wells Fargo Asset Securities Corporation, a Delaware corporation (the "Registrant"), sold Mortgage Asset-Backed Pass-Through Certificates, Series 2000-1, Class I-A-1, Class I-A-PO, Class II-A-1, Class II-A-PO, Class II-A-R, Class III-A-1, Class III-A-2, Class III-A-3, Class III-A-PO, Class B-1, Class B-2 and Class B-3 (the "Offered Certificates"), having an aggregate original principal balance of $144,296,607. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of October 27, 2000, among the Registrant, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer" or "Wells Fargo Bank"), United States Trust Company of New York, as trustee, and First Union National Bank, as trust administrator (the "Agreement"), a copy of which is filed as an exhibit hereto. Mortgage Asset-Backed Pass-Through Certificates, Series 2000-1, Class B-4, Class B-5 and Class B-6 Certificates, having an aggregate initial principal balance of $2,124,786.44 (the "Private Class B Certificates" and, together with the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement.

            As of the date of initial issuance, the Offered Certificates evidenced an approximate 98.55% undivided interest in a trust fund (the "Trust Estate"), consisting principally of three pools of fixed interest rate, conventional, monthly pay, fully-amortizing, one-to four-family residential first mortgage loans, other than the Fixed Retained Yield (as defined in the Agreement), which may include loans secured by shares issued by cooperative housing corporations. Some of the mortgage loans were originated in connection with the relocation of employees by various corporate employers that participated in the relocation program of Wells Fargo Home Mortgage, Inc. and of the employees of various non-participant employers. The remaining undivided interests in the Trust Estate are evidenced by the Private Class B Certificates. Distributions on the Private Class B Certificates are subordinated to distributions on the Offered Certificates.

            Interest on the Offered Certificates will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement. Distributions of interest and in reduction of principal balance on any Distribution Date will be made to the extent that the Pool Distribution Amounts are sufficient therefor.

            An election will be made to treat the Trust Estate as a REMIC for federal income tax purposes (the "REMIC"). The Class I-A-1, Clasc I-A-PO, Class II-A-1, Class II-A-PO, Class III-A-1, Class III-A-2, Class III-A-3, Class III-A-PO, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates will be treated as "regular interests" in the REMIC and the Class II-A-R Certificate will be treated as the "residual interest" in the REMIC.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                  Description
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     (EX-4) Pooling and Servicing Agreement, dated as of October 27, 2000, among Wells Fargo Asset Securities Corporation, Wells Fargo Bank Minnesota, National Association, United States Trust Company of New York, as trustee, and First Union National Bank, as trust administrator.

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



October 27, 2000

                                        WELLS FARGO ASSET SECURITIES CORPORATION

                                        /s/ Alan S. McKenney
                                        ----------------------------------------
                                        Alan S. McKenney
                                        Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                                  Paper (P) or
Exhibit No.        Description                                    Electronic (E)
-----------        -----------                                    --------------

(EX-4)             Pooling and Servicing Agreement, dated as of         E
                   October 27, 2000 among Wells Fargo Asset
                   Securities Corporation, Wells Fargo Bank
                   Minnesota, National Association, United
                   States Trust Company of New York, as trustee, and First Union National Bank, as trust administrator.